UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2001

GERBER SCIENTIFIC, INC. (Exact name of Registrant as specified in its charter)

CONNECTICUT	1-5865	06-0640743
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

83 Gerber Road West, South Windsor, Connecticut	06074
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code:	(860-644-1551)

Not Applicable
(Former name or former address, if changes since last report)

Item 9.     Regulation FD Disclosure

See the following press release, dated August 23, 2001, announcing the Company's first quarter results, strategic actions, and outlook:

For Immediate Release	Contact: Michael J. Cheshire
August 23, 2001	(860) 644-1551

Gerber Scientific, Inc. Reports First Quarter Results

SOUTH WINDSOR, CT -- Gerber Scientific, Inc. (NYSE: GRB) today reported financial results for the first quarter ended July 31, 2001. The Company highlighted the following:

Revenue

  Revenue was $124.9 million, down $13.5 million (9.8%) from prior year.

  Weak demand for capital equipment largely in North America dampened results.

  Foreign currency weakness lowered revenue $5.7 million from prior year.

Earnings

Company adopts new accounting standard (SFAS No. 142) related to goodwill and other intangible assets.

  Net earnings were $1.3 million, or $.06 per share, before cumulative effect of implementing SFAS No. 142 compared to prior year net loss of $2.7 million, or ($.12) per share.

  All segments generated operating income on lower volume due mainly to prior cost reduction initiatives.

  Weak foreign currency lowered earnings per share by $.04 over prior year.

  Prior year net earnings included a special charge of $2.8 million or $.13 per share.

  Prior year pre-tax earnings included goodwill amortization of $2.2 million.

  Net loss was $19.4 million, or ($.88) per share, including cumulative impairment effect of implementing SFAS No. 142.

  New accounting standard requires periodic review of carrying value of goodwill.

  Initial assessment of one reporting unit indicates an impairment of $20.7 million, or $.94 per share.

  All impairments identified in the first fiscal year of implementation will be recorded as a cumulative effect and reported separately.

  Remaining reporting units will be evaluated by October 31, 2001 and may indicate further impairments.

Debt Reduction

  Cash flow from operations was $3.2 million in the quarter.

  Gross debt at July 31, 2001 was $163.7 million compared to $190.9 million a year ago.

  The Company executed a sale and leaseback of certain facilities for $17.2 million on August 3, 2001, which will reduce the Company's debt in the second quarter.

Fiscal 2002 Outlook

Commenting on the first quarter results and full year outlook, Michael J. Cheshire, Chairman and Chief Executive officer said, "Demand for our equipment continues to be affected by weak global economic conditions, particularly in the United States. Substantial cost reduction actions taken last year have begun to mitigate the impact of the reduced revenue on earnings. Considering these conditions, it is difficult to predict future demand for our equipment and the related impact on our financial results. However, we expect less volatility from our aftermarket sales, which represents over 60 percent of our total revenue and overall earnings should continue to improve over the prior year."

Orders Dampened by Market Weakness and Currency Effects

New orders totaled $126.2 million for the three months ended July 31, 2001, compared with $140.6 million last year. Each of the Company's operating segments reported lower orders in the current year, with shortfalls occurring in each geographic market segment. The strength of the U.S. dollar creates a disadvantage relative to competition, particularly in European markets. The majority of the shortfall is in new equipment as customers continue to delay capital spending.

Backlog at the end of the first quarter was $41.8 million compared with $40.5 million at the beginning of the year. The growth in backlog occurred primarily in the Ophthalmic Lens Processing segment on the basis of bookings for new automated edging systems used in large wholesale optical laboratories.

First Quarter Earnings Impacted by Economic Weakness, New Accounting Standard

The Company reported earnings of $.06 per diluted share for the first quarter ended July 31, 2001 on sales of $124.9 million compared with a loss of $.12 per diluted share for the first quarter of last year on sales of $138.4 million. Net earnings (before cumulative effect of accounting change) in this year's first quarter were $1.3 million, including the favorable impact of not amortizing goodwill under new accounting rules, compared with a net loss of $2.7 million for the same period last year. Effective May 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 142, "Accounting for Goodwill and Other Intangible Assets," which resulted in a favorable impact to pre-tax earnings of $2.2 million and net earnings of $1.6 million, or $.07 per diluted share, in the first quarter. Also in accordance with the new accounting statement, the Company recorded a $20.7 million, or $.94 per share, goodwill impairment in its Ophthalmic Lens Processing segment as a cumulative effect of a change in accounting for goodwill. Last year's first quarter included a charge of $2.8 million after taxes, or $.13 per share, related to a reduction in workforce, provision for losses on the sale of facilities, and other asset impairments.

Debt Reduction

The Company generated $3.2 million in cash flow from operations, despite lower operating results. Reductions in the Company's working capital, particularly accounts receivable, were offset by slight growth in inventory and a reduction in accounts payable and accrued liabilities.

The Company reduced net debt by $1.0 million since the beginning of fiscal year 2002 and is focused on generating additional cash flow to further reduce its debt level. The Company executed a sale and leaseback of its principal South Windsor, Connecticut campus shortly after the end of the first quarter. This transaction generated net cash proceeds of $17.2 million, which was used to reduce the Company's debt. The Company remains committed to selling certain idle facilities.

Weaker Foreign Currencies Impact Results

Weaker year-to-year foreign currency exchange rates continued to affect the Company's results in the first quarter ended July 31, 2001. Revenue for this year's first quarter of $124.9 million reflected a $5.7 million adverse impact from foreign currency when compared to the prior year. Earnings per share were $.04 lower in this year's first quarter due to weaker foreign currency.

Profit Margins Impacted by Reduced Revenue and Sales Mix; Offset by Cost Reductions

Profitability continued to be impacted by top-line weakness in the Company's three core businesses. Each segment realized lower year-to-year sales in the first quarter. The impact of the fiscal 2001 cost reductions helped offset the unfavorable effect of the lower sales, particularly in the Apparel and Flexible Materials segment, which provided profitability gains over the prior year's first quarter. The Ophthalmic Lens Processing segment experienced a decline in demand for both equipment and aftermarket supplies in North American markets. This significantly lowered its profitability compared to the prior year. The Company took actions to lower operating costs in this segment to improve future profitability. Cost reduction actions taken in last year's fourth quarter also provided improvements to the gross profit margins in the Apparel and Flexible materials and Sign Making and Specialty Graphics segments when compared with the fiscal 2001 fourth quarter.

New Goodwill Accounting Statement Adopted

The Company has elected to early adopt Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets," which establishes financial accounting and reporting for acquired goodwill and other intangible assets. Under the new standard, the Company stopped amortizing goodwill on May 1, 2001. This resulted in a favorable impact to pre-tax earnings of $2.2 million and to net earnings of $1.6 million, or $.07 per diluted share. The standard also requires that goodwill be tested for impairment, which consists of a two-step process that begins with an estimation of the fair value of the Company's reporting units. The first step is a screen for potential impairment and the second step measures the amount of impairment, if any. The new standard requires the Company to complete the first step of this test by October 31, 2001. Although the Company has not yet completed the first step of the goodwill impairment test as of July 31, 2001, it has determined that an impairment is both probable and reasonably estimated for one of its reporting units and has recorded an impairment loss of $20.7 million, or $.94 per diluted share as a cumulative effect of an accounting change. Further, the Company believes that it may have additional goodwill impairments under this standard when it completes the first step of the review by October 31, 2001.

Gerber Scientific, Inc. (http://www.gerberscientific.com) is the world's leading supplier of sophisticated automated manufacturing systems that enable mass customization in sign making and specialty graphics, apparel and flexible goods, and optical lens processing. Headquartered in South Windsor, Connecticut, the Company operates through four wholly-owned subsidiaries: Gerber Scientific Products and Spandex PLC, Gerber Technology, and Gerber Coburn.

In addition to the historical information contained herein, there are matters discussed that are considered to be "forward looking statements." The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. These forward looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental, and technological factors affecting the Company's operations, markets, products, and services, that could significantly affect results in the future. For a discussion of other risk factors relating to the Company's business, see the Company's Quarterly Reports on Form 10-Q for the quarters ended July 31, 2000, October 31, 2000, and January 31, 2001 and its Annual Report on Form 10-K for the year ended April 30, 2001, as filed with the Securities and Exchange Commission. The forward-looking statements contained in this release are made as of the date of this release, and the Company assumes no obligation to update or revise any forward-looking statements contained in this release.

GERBER SCIENTIFIC, INC. AND SUBSIDIARIES
CONSOLIDATED SUMMARY OF EARNINGS

Comparison on a consolidated basis for the three months ended July 31, 2001 and 2000 follows:

FINANCIAL FIGURES FOR THREE MONTHS ENDED JULY 31, 2001 AND 2000

	2001	2000

Sales	$124,894,000	$138,390,000
	==========	==========
Earnings (loss) before income taxes (1), (2)	$ 1,555,000	$ (4,195,000)
Provision (benefit) for income taxes (1), (2)	300,000	(1,500,000)

Net earnings (loss) before cumulative effect of accounting change (1), (2)	1,255,000	(2,695,000)
Cumulative effect of accounting change (3)	(20,651,000)	---

Net earnings (loss)	$(19,396,000)	$(2,695,000)
	==========	=========
Per share of common stock:

Basic
Basic before cumulative effect of accounting change (1), (2)	$ .06	$ (.12)
Cumulative effect of accounting change (3)	(.94)	---

	$ (.88)	$ (.12)
	==========	==========
Diluted
Diluted before cumulative effect of accounting change (1), (2)	$ .06	$ (.12)
Cumulative effect of accounting change (3)	(.94)	---

	$ (.88)	$ (.12)
	==========	==========
Average shares outstanding:

Basic	22,047,000	21,998,000
	=========	=========
Diluted	22,154,000	21,998,000
	=========	=========

(1) Effective May 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," which resulted in a favorable impact to earnings before income taxes of $2,223,000 and to net earnings of $1,623,000 ($.07 per share on a diluted basis) in the first quarter.

(2) Included in the first quarter ended July 31, 2000 was a special charge related to a reduction in workforce, provisions for losses on the sale of facilities, and other asset impairments. This charge amounted to $4,419,000 before income taxes and $2,819,000 after taxes ($.13 per share on a diluted basis.)

(3) In accordance with the new accounting statement for goodwill and other intangible assets, the Company recorded a charge for goodwill impairment in its Ophthalmic Lens Processing segment.

GERBER SCIENTIFIC, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
	Three Months Ended July 31,
In thousands (except per share amounts)	2001	2000

Revenue:
Product sales	$112,826	$125,958
Service	12,068	12,432

	124,894	138,390

Costs and Expenses:
Cost of product sales	73,861	81,103
Cost of service	6,924	8,398
Selling, general and administrative	32,029	35,923
Research and development expenses	7,203	7,755
Goodwill amortization (1)	---	2,241
Special charge (2)	---	4,419

	120,017	139,839

Operating income (loss)	4,877	(1,449)

Other income	179	540
Interest expense	(3,501)	(3,286)

Earnings (loss) before income taxes(1), (2)	1,555	(4,195)
Provision (benefit) for income taxes (1), (2)	300	(1,500)

Net earnings (loss) before cumulative effect of accounting change(1), (2)	1,255	(2,695)
Cumulative effect of accounting change (3)	(20,651)	---

Net earnings (loss)	$(19,396)	$ (2,695)
	=======	=======
Per share of common stock:
Basic before cumulative effect of accounting change (1), (2)	$ .06	$ (.12)
Cumulative effect of accounting change (3)	(.94)	---

Basic	$ (.88)	$ (.12)
	=======	=======
Diluted before cumulative effect of accounting change (1), (2)	$ .06	$ (.12)
Cumulative effect of accounting change (3)	(.94)	---

Diluted	$ (.88)	$ (.12)
	=======	=======

Dividends	$ ---	$ .08

Average shares outstanding:
Basic	22,047	21,998
Diluted	22,154	21,998

(1) Effective May 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," which resulted in a favorable impact to earnings before income taxes of $2,223,000 and to net earnings of $1,623,000 ($.07 per share on a diluted basis) in the first quarter.

(2) Included in the first quarter ended July 31, 2000 was a special charge related to a reduction in workforce, provisions for losses on the sale of facilities, and other asset impairments. This charge amounted to $4,419,000 before income taxes and $2,819,000 after taxes ($.13 per share on a diluted basis.)

(3) In accordance with the new accounting statement for goodwill and other intangible assets, the Company recorded a charge for goodwill impairment in its Ophthalmic Lens Processing segment.

GERBER SCIENTIFIC, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
In thousands	July 31, 2001	April 30, 2001
Assets:
Current Assets:
Cash and short-term cash investments	$15,643	$ 20,866
Accounts receivable	88,928	98,159
Inventories	72,091	69,441
Prepaid expenses	21,804	18,965
Net assets held for sale	21,118	21,369

	219,584	228,800

Property, Plant and Equipment:	112,852	112,572
Less accumulated depreciation	55,201	53,022

	57,651	59,550

Intangible Assets:	223,363	243,669
Less accumulated amortization	36,335	36,112

	187,028	207,557

Deferred Income Taxes:	998	793
Other Assets:	3,425	4,493

	$468,686	$501,193
	=======	=======
Liabilities and Shareholders' Equity:
Current Liabilities:
Notes payable	$ ---	$ ---
Accounts payable	46,006	48,520
Accrued compensation and benefits	14,083	18,576
Other accrued liabilities	28,166	25,749
Deferred revenue	12,654	13,129
Advances on sales contracts	1,457	1,562

	102,366	107,536

Noncurrent Liabilities:
Deferred income taxes	---	---
Long-term debt	163,695	169,914

	163,695	169,914

Contingencies and Commitments:
Shareholders' Equity:
Preferred stock, no par value; authorized 10,000,000 shares; no shares issued	---	---
Common stock, $1.00 par value; authorized 65,000,000 shares; issued 22,836,813 and 22,828,742 shares	22,837	22,829
Paid-in capital	43,882	43,835
Retained earnings	160,686	180,082
Treasury stock, at cost (782,440 and 784,837 shares, respectively)	(16,089)	(16,138)
Unamortized value of restricted stock grants	(436)	(439)
Accumulated other comprehensive income (loss)	(8,255)	(6,426)

	202,625	223,743

	$468,686	$501,193
	=======	=======

GERBER SCIENTIFIC, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
	Three Months Ended July 31,
In thousands	2001	2000
Cash Provided by (Used for):
Operating Activities:
Net earnings (loss)	$(19,396)	$(2,695)
Adjustments to reconcile net earnings (loss) to cash provided by operating activities:
Cumulative effect of accounting change	20,651	---
Depreciation and amortization	4,184	6,908
Special charges	---	4,419
Deferred income taxes	(205)	(629)
Other non-cash items	134	127
Changes in operating accounts:
Receivables	8,628	15,997
Inventories	(2,893)	(3,603)
Prepaid expenses	(2,793)	(1,448)
Accounts payable and accrued expenses	(5,128)	(10,905)

Provided by Operating Activities	3,182	8,171

Investing Activities:
Additions to property, plant and equipment	(1,667)	(6,559)
Intangible and other assets	(508)	(677)
Other, net	(217)	214

(Used for) Investing Activities	(2,392)	(7,022)

Financing Activities:
Additions of long-term debt	16,000	13,000
Repayments of long-term debt	(21,938)	(17,012)
Debt issue costs	(48)	---
Other common stock activity	(27)	73
Dividends on common stock	---	(1,758)

(Used for) Financing Activities	(6,013)	(5,697)

(Decrease) in Cash and Short-Term Cash Investments	(5,223)	(4,548)
Cash and Short-Term Cash Investments, Beginning of Period	20,866	22,954

Cash and Short-Term Cash Investments, End of Period	$15,643	$18,406
	======	======

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERBER SCIENTIFIC, INC.
(Registrant)

Date:	August 23, 2001	By:	/s/ Anthony L. Mattacchione
Anthony L. Mattacchione Corporate Controller, Acting Principal Accounting Officer (Principal Accounting Officer)